UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

NIXXY, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-53641 (Commission File Number)	90-1505893 (IRS Employer Identification No.)

1178 Broadway, 3rd Floor

New York, NY 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 708-8868

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	NIXX	NASDAQ Capital Market
Common Stock Purchase Warrants	NIXXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective August 12, 2025, Nixxy, Inc. (the “Company” or “Nixxy”) entered into an Asset Purchase Agreement (the “APA”) with Everythink Innovation Limited., a private Canadian corporation (“Everythink Innovation”), pursuant to which Nixxy agreed to acquire all assets related to EDGE data center and AI software, including associated intellectual property (the “Acquisition”). Everythink Innovation specializes in EDGE data center technologies and AI software development, with a focus on AI integration, wholesale long distance interconnections and sales.

As consideration for the Acquisition, Nixxy agreed to pay Everythink Innovation $3,650,000, consisting of (a) 2,000,000 restricted common stock of Nixxy, at a price share of $1.75; and (b) $150,000, payable upon the sooner of (1) when Company has in excess of $1,300,000 of cash in its bank account and (2) the closing of any financing within 90 days of execution of this contract that increases the cash position to $1,300,000.

The APA includes customary representations, warranties and covenants of the Company and Everythink Innovation. The APA also contains post-closing indemnification provisions pursuant to which Everythink Innovation has agreed to indemnify the Company against losses resulting from certain events, including breaches of representations and warranties, covenants and certain other matters.

The foregoing is a summary of the material terms of the APA and does not purport to be a complete statement of the rights, obligations, or provisions contained therein. This summary is qualified in its entirety by reference to the full text of the APA, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Asset Purchase Agreement dated August 12, 2025 by and between Nixxy, Inc. and Everythink Innovation Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 18, 2025	Nixxy, Inc.

	By:	/s/ Mike Schmidt
Mike Schmidt Chief Executive Officer

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